SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 15, 2011
Date of Report (Date of earliest event reported)

CLEAN POWER CONCEPTS INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-52035
(Commission File Number)

98-0490694
 (IRS Employer Identification Number)

1620 McAra Street, Regina, Saskatchewan, Canada S4N 6H6
(Address of principal executive offices)

306.546.8327
 (Issuer’s telephone number)

1207 Halifax Street, Regina, SK, Canada S4R 1T7
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

On January 21, 2011, the board of Clean Power Concepts Inc. (‘Clean Power’ or the ‘Company’) approved a memorandum of understanding (‘MOU’) signed by management with the Chongqing Grain Group Co., Ltd. (‘CGG) on January 15, 2011.

The MOU sets out plans for a Joint Venture (the ‘JV;) between the Company and CGG for the joint building and managing of a food canola crush plant to be located in Western Canada. The planned capacity of the JV is planned to be 600,000 metric tonnes.

Under the key terms of the MOU, the Company and CGG, as JV partners, agree to:

●	Explore the feasibility of jointly building and managing a 600,000 metric tonne (‘MT’) food canola crush plant located in Western Canada.

●
Form a Joint Venture company that will be established for the express purpose of building and managing the proposed canola crush plant. The crush plant is to be located in an area with good proximity to canola seeds and mutually acceptable railway access. Clean Power will be responsible for handling all related legal issues in regard to the plant and the share structure will be divided based on CGG owning 90% of JV and Clean Power owning 10% of JV. Membership on the board of the JV will be based on ownership in the JV.

●	That CGG agrees to commit to purchase all oil output/off-take production from the JV crush plant;

●	That Clean Power agrees to commit to purchase all meal output/off-take from the JV crush plant;

●	That Clean Power agrees to secure required input/seed from western Canadian producers by contracting with such producers to provide the input requirements of the JV crush plant;

●	That Clean Power will be appointed to be the Manager of the JV with responsibility for the design and construction of the JV crush plant;

●	That the crush plant will be constructed in compliance with Canadian legal, environmental and safety rules, regulations and statutory requirements;

●	Within 20 business days from execution of the MOU, Clean Power will provide to CCG legal documentation regarding compliance with rules and restrictions on foreign ownership’s investment within Canada;

●	That the combined minimum investment will require between $70 to $90 million Canadian dollars.

●
That the agreed concepts and principles of the MOU be more fully documented in the form of a binding agreement between the two parties. The process for finalization of this agreement is agreed by both parties to be completed with 45 days of the signed acceptance of both parties of the MOU.

SECTION 9 – FINANCIAL STATEMENTS AND EXIHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 99.1 – Memorandum of Understanding

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER CONCEPTS, INC.

/s/ Michael Shenher
Michael Shenher
President & CEO, Director
Dated:  January 25, 2011